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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): March 29, 2002




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


               DELAWARE                                 1-4300                               41-0747868
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                      Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

By unanimous written consent dated March 29, 2002, the Registrant's Board of Directors, upon the recommendation of the Audit Committee, resolved (i) not to engage Arthur Andersen LLP ("Andersen") to act as the Registrant's independent public accountants and (ii) to engage Ernst & Young LLP to serve as the Registrant's independent public accountants for the fiscal year ending December 31, 2002. This decision followed the Registrant's decision to seek proposals from other independent accountants to audit its financial statements for the fiscal year ending December 31, 2002 announced on March 22, 2002.

The audit reports of Andersen on the consolidated financial statements of the Registrant and subsidiaries as of and for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. In addition, there were no modifications as to accounting principles except that the audit reports of Andersen contained an explanatory paragraph with respect to
(a) the change in the method of accounting for crude oil inventories effective January 1, 2000 as required by the Securities and Exchange Commission, and (b) the change in the method of accounting for derivative instruments effective January 1, 2001 as required by the Financial Accounting Standards Board.

During the Registrant's two most recent fiscal years ended December 31, 2001, and from January 1, 2002 through the date of this Form 8-K, there were no disagreements between the Registrant and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Andersen with a copy of the above disclosures. A letter dated April 2, 2002, from Andersen stating its agreement with such statements is listed under Item 7 as Exhibit 16.1 and incorporated herein by reference.

The Registrant's press release dated March 22, 2002, announcing that a search for new independent public accountants is in process, is listed under Item 7 as
Exhibit 99.1 and is incorporated herein by reference. The Registrant's press release dated April 2, 2002 announcing the engagement of Ernst & Young as the Registrant's independent public accountants for the fiscal year ended December 31, 2002, is listed under Item 7 as Exhibit 99.2 and is incorporated herein by reference.

During the Registrant's two most recent fiscal years ended December 31, 2001, and from January 1, 2002 through the date of this Form 8-K, the Registrant did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.


EXHIBIT NO.                DESCRIPTION
-----------                -----------

*16.1 Letter of Arthur Andersen LLP, dated April 2, 2002, regarding change in certifying accountant.

*99.1 Press Release, dated March 22, 2002, "Apache to Change Independent Auditors".

*99.2 Press Release, dated April 2, 2002, "Apache Names Ernst & Young Independent Auditors for 2002."

----------------
*    filed herewith




                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APACHE CORPORATION


Date: April 2, 2002                    /s/ Z.S. Kobiashvili
                                       -----------------------------------------
                                       Z.S. Kobiashvili
                                       Senior Vice President and General Counsel




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                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------

*16.1 Letter of Arthur Andersen LLP, dated April 2, 2002, regarding change in certifying accountant.

*99.1 Press Release, dated March 22, 2002, "Apache to Change Independent Auditors".

*99.2 Press Release, dated April 2, 2002, "Apache Names Ernst & Young Independent Auditors for 2002".

---------
*     filed herewith